                                                             Contract No. 105580

                NATURAL GAS PIPELINE COMPANY OF AMERICA (Natural)
       TRANSPORTATION RATE SCHEDULE FTS AGREEMENT DATED February 01, 1994
              UNDER SUBPART G of Part 284 OF THE FERC'S REGULATIONS

1. SHIPPER is:  NORTH SHORE GAS COMPANY, a local distribution company.

2. MDQ totals: 104,180 MMBtu per day.

3. TERM:  February 01, 1994 through November 30, 1995

4. Service will be ON BEHALF OF:  [X] Shipper  or  [ ] Other: , a

5. The ULTIMATE END USERS are (check one):
     [ ] customers of the following LDC/pipeline company(ies): ________________;
     [ ] customers in these states:__________________________________________;
     [X] customers within any state in the continental U.S.

6. [X] This Agreement supersedes and cancels North Shore's Firm Transportation Agreement NOS. 103175 dated October 18, 1991; 104748 dated September 11, 1992; 104766 dated September 11, 1992; and 105580 dated December 01, 1993.

     [ ] Capacity rights for this Agreement were released from ____________'s Transportation Rate Schedule Agreement (KT #_____) dated _________ and are subject to any recall/return provisions in ___________'s Capacity Release Package ID # _____.

     [X] (for firm service only) Service and reservation charges commence the latter of:
          (a) February 01, 1994, and
          (b) the date capacity to provide the service hereunder is available on Natural's System.

     [ ] Other: _______________________________________________________________

7. SHIPPER'S ADDRESS                    Natural's ADDRESSES

                             GENERAL CORRESPONDENCE:
     NORTH SHORE GAS CO.                NATURAL GAS PIPELINE COMPANY OF AMERICA
     ATTN:  Eckhard Blaumueller         Attention:  Gas Transportation Services
     122 S. Michigan Avenue             3200 Southwest Freeway 77027-7523
     Room 915                           P. O. Box 283  77001-0283
     Chicago, Illinois 60603            Houston, Texas

                STATEMENTS/INVOICES/ACCOUNTING RELATED MATERIALS:
     NORTH SHORE GAS CO.                NATURAL GAS PIPELINE COMPANY OF AMERICA
     ATTN:  Eckhard Blaumueller         Attention:  Gas Accounting Department
     122 S. Michigan Avenue             701 East 22nd Street
     Chicago, Illinois 60603            Lombard, Illinois 60148

                                    PAYMENTS:
                                        NATURAL GAS PIPELINE COMPANY OF AMERICA
                                        Attention:  Controller
                                        701 East 22nd Street
                                        Lombard, Illinois 60148

8. The above stated Rate Schedule, as revised from time to time, controls this Agreement and is incorporated herein. The attached Exhibits A, B, and C (for firm service only) are a part of this Agreement. NATURAL AND SHIPPER ACKNOWLEDGE THAT THIS AGREEMENT IS SUBJECT TO THE PROVISIONS OF Natural's FERC GAS TARIFF AND APPLICABLE FEDERAL LAW. TO THE EXTENT THAT STATE LAW IS APPLICABLE, Natural AND SHIPPER EXPRESSLY AGREE THAT THE LAWS OF THE STATE OF ILLINOIS SHALL GOVERN THE VALIDITY, CONSTRUCTION, INTERPRETATION AND EFFECT OF THIS CONTRACT, EXCLUDING, HOWEVER, ANY CONFLICT OF LAWS RULE WHICH WOULD APPLY THE LAW OF ANOTHER STATE. This Agreement states the entire agreement between the parties and no waiver, representation, or agreement shall affect this Agreement unless it is in writing. Shipper shall provide the actual end user purchaser name(s) to Natural if Natural must provide them to FERC.

AGREED TO BY:
NORTH SHORE GAS COMPANY                 NATURAL GAS PIPELINE COMPANY OF AMERICA

BY: /s/ Thomas M. Patrick               BY:
    ------------------------------          -----------------------------------
NAME: Thomas M. Patrick                 NAME:
      ----------------------------            ---------------------------------
TITLE: Vice President                   TITLE:
      ----------------------------             --------------------------------

                                    Exhibit A
                             Dated FEBRUARY 01, 1994

Company:  NORTH SHORE GAS COMPANY
CONTRACT: 105580

RECEIPT POINT/S


                                                                     County/Parish                   PIN
     Name / Location                                                     Area           State        No.      Zone      MDQ(MMBtu)
     ---------------                                                     ----           -----        ---      ----      ----------
PRIMARY RECEIPT POINT/S
1.   ARKLA/NGPL  HOT SPRING                                           HOT SPRING          AR        3853      01        5,180
     INTERCONNECT WITH ARKLA ENERGY RESOURCES
     ON TRANSPORTER'S GULF COAST MAINLINE IN
     SEC. 22-T5S-R17W, HOT SPRING COUNTY,
     ARKANSAS.

2.   BRIDGEPORT PLT OUTLET MEC/NGPL WISE                              WISE                TX        1850      02        5,000
     AT THE TAILGATE OF THE MITCHELL ENERGY
     BRIDGEPORT PLANT IN THE P. NICHOLAS,
     A-654, WISE COUNTY, TEXAS.

3.   ENRON/NGPL  REFUGIO                                              REFUGIO             TX        6490      04        3,987
     INTERCONNECT WITH ENRON CORP. LOCATED IN
     THE JAMES POWER & JAMES HEWITSON SURVEY,
     A-53, REFUGIO COUNTY, TEXAS.

4.   LA GLORIA MOBIL/NGPL JIM WELLS                                   JIM WELLS           TX        439       04        8,164
     AT OR NEAR THE TAILGATE OF MOBIL'S LA
     GLORIA GAS PLANT ON TRANSPORTER'S LA
     GLORIA-MOBIL LATERAL IN LOT #1, SUBD. OF
     LANDS ADJ. TO TOWN OF LA GLORIA, JIM
     WELLS COUNTY, TEXAS.

5.   N BORDER/NGPL  KEOKUK                                            KEOKUK              IA        8090      01        5,108
     INTERCONNECT WITH NORTHERN BORDER
     PIPELINE COMPANY ON TRANSPORTER'S
     AMARILLO MAINLINE IN SEC. 30-T76N-R10W,
     KEOKUK COUNTY, IOWA.

6.   NGPL/NGPL C.S. 103 INLET FORD                                    FORD                KS        4987      O2        5,000
     TRANSFER POINT FOR FIRM TRANSPORTATION
     SERVICE FEEDER AGREEMENTS ON
     TRANSPORTER'S AMARILLO MAINLINE IN SEC.
     17-T29S-R24W, FORD COUNTY, KANSAS.

7.   NGPL/NGPL C.S. 302 INLET MONTGOMERY                              MONTGOMERY          TX        4988      04        24,000
     TRANSFER POINT FOR FIRM TRANSPORTATION
     SERVICE FEEDER AGREEMENTS ON
     TRANSPORTER'S GULF COAST MAINLINE IN
     BLOCK 21 OF THE B. PRUETT SURVEY, A-420,
     MONTGOMERY COUNTY, TEXAS.

8.   NNG/NGPL  MILLS                                                  MILLS               IA        203       01        5,000
     INTERCONNECT WITH NORTHERN NATURAL GAS
     COMPANY IN SEC. 26-T72N-R43W, MILLS
     COUNTY, IOWA.

9.   SABINEPL/NGPL HENRY PLT VERMILION                                VERMILION           LA        3592      03        20,000
     INTERCONNECT WITH SABINE PIPELINE
     COMPANY'S GAS PLANT ON TRANSPORTER'S
     LOUISIANA MAINLINE IN SEC. 21-T13S-R4E,
     VERMILION PARISH, LOUISIANA.

                             Dated FEBRUARY 01, 1994


Company:  NORTH SHORE GAS COMPANY
CONTRACT: 105580

RECEIPT POINT/S


                                                                     County/Parish                   PIN
     Name / Location                                                     Area           State        No.      Zone      MDQ(MMBtu)
     ---------------                                                     ----           -----        ---      ----      ----------
PRIMARY RECEIPT POINT/S
10.  TRANSOK/NGPL INTER #2 BECKHAM                                    BECKHAM             OK        5556      02        9,892
     INTERCONNECT WITH TRANSOK ON
     TRANSPORTER'S OKLAHOMA EXTENSION
     MAINLINE AT OR NEAR SEC. 26-T10N-R23W,
     BECKHAM COUNTY, OKLAHOMA.

11.  VALTRANS/NGPL  JIM HOGG                                          JIM HOGG            TX        24001     04        2,849
     INTERCONNECT WITH VALERO TRANSMISSION
     CO. ON TRANSPORTER'S NORTHEAST
     THOMPSONVILLE LATERAL IN THE NW QUADRANT
     OF "LAS AMINAS" HRS. OF SAN FELIPE DE LA
     PENA SURVEY, A-244, JIM HOGG COUNTY,
     TEXAS

12.  VALTRANS/NGPL INTER #2 TAP PANOLA                                PANOLA              TX        3352      01        10,000
     INTERCONNECT WITH VALERO TRANSMISSION
     COMPANY ON TRANSPORTER'S GULF COAST
     MAINLINE IN THE J.A. WILLIAMS SURVEY,
     A-717, PANOLA COUNTY, TEXAS.


SECONDARY RECEIPT POINT/S

     All secondary receipt points, and the related priorities and volumes, as provided under the Tariff provisions governing this Agreement.


     RECEIPT PRESSURE, ASSUMED ATMOSPHERIC PRESSURE

     Natural gas to be delivered to Natural at the Receipt Point/s shall be at a delivery pressure sufficient to enter Natural's pipeline facilities at the pressure maintained from time to time, but Shipper shall not deliver gas at a pressure in excess of the Maximum Allowable Operating Pressure (MAOP) stated for each Receipt Point. The measuring party shall use or cause to be used an assumed atmospheric pressure corresponding to the elevation at such Receipt Point/s.

     RATES

     Except as provided to the contrary in any written agreement(s) between the parties in effect during the term hereof, Shipper shall pay Natural the maximum rate and all other lawful charges as specified in Natural's rate schedule applicable to this Agreement.

     FUEL GAS AND GAS LOST AND UNACCOUNTED FOR PERCENTAGE (%)

     Shipper will be assessed the applicable percentage for Fuel Gas and Gas Lost and Unaccounted for.

     TRANSPORTATION OF LIQUIDS

     Transportation of liquids may occur at permitted points identified in Natural's current Catalog of Receipt and Delivery Points, but only if the parties execute a separate liquids agreement.

                                    Exhibit B
                             Dated FEBRUARY 01, 1994


Company:  NORTH SHORE GAS COMPANY
CONTRACT: 105580

RECEIPT POINT/S


                                                                     County/Parish                   PIN
     Name / Location                                                     Area           State        No.      Zone      MDQ(MMBtu)
     ---------------                                                     ----           -----        ---      ----      ----------
PRIMARY DELIVERY POINT/S

1.   NO SHORE/NGPL GRAYSLAKE LAKE                                     LAKE                IL        1         01        104,180
     INTERCONNECT WITH NORTH SHORE GAS
     COMPANY LOCATED IN SEC. 12-T44N-R10E,
     LAKE COUNTY, ILLINOIS.
     LAKE, IL

SECONDARY DELIVERY POINT/S

    All secondary delivery points, and the related priorities and volumes, as provided under the Tariff provisions governing this Agreement.


     DELIVERY PRESSURE, ASSUMED ATMOSPHERIC PRESSURE

     Natural gas to be delivered by Natural to Shipper, or for Shipper's account, at the Delivery Point/s shall be at the pressures available in Natural's pipeline facilities from time to time. The measuring party shall use or cause to be used an assumed atmospheric pressure corresponding to the elevation at such Delivery Point/s.

                                    Exhibit C
                    PRIMARY TRANSPORTATION PATH SEGMENT MDQs
                             Dated FEBRUARY 01, 1994

Company:  NORTH SHORE GAS COMPANY
CONTRACT: 105580


     Pursuant to Natural's tariff, an MDQ exists for each primary transportation path segment and direction under the Agreement. Such MDQ is the maximum daily quantity of gas which Natural is obligated to transport on a firm basis along a primary transportation path segment.

     A primary transportation path segment is the path between a primary receipt, delivery or node point and the next primary receipt, delivery or node point. A node point is the point of interconnection between two or more of Natural's pipeline facilities.

     A map of Natural's pipeline system showing these primary transportation path segment MDQs, and the direction to which each applies, is attached.

     Exhibit C depicts the relevant portion, including compressor stations, of Natural Gas Pipeline Company of America's transmission system, the primary receipt and delivery points under the transportation agreement, the volumes associated with each point, and the transportation path defined by the primary receipt and delivery points. Exhibit C also specifies the Maximum Daily Quantity under the transportation agreement.

                                       C-1